SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                   May 6, 2001
                        (Date of Earliest Event Reported)

                            SHAMROCK LOGISTICS, L.P.
             (Exact name of registrant as specified in its charter)



      Delaware                       001-16417                      74-2958817

  (State or other             (Commission File Number)            (IRS Employer
    jurisdiction                                                  Identification
 of incorporation)                                                   Number)


                            6000 North Loop 1604 West
                          San Antonio, Texas 78249-1112
                                  (210)592-2000
               (Address, including zip code, and telephone number)

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Item 5.  Other Events.

                  On May 7, 2001, Valero Energy Corporation ("Valero") and Ultramar Diamond Shamrock Corporation ("UDS") issued a joint press release announcing that Valero and UDS entered into an agreement and plan of merger (the "Merger Agreement"), dated as of May 6, 2001, pursuant to which UDS will merger with and into Valero (the "Merger"), and held an investor presentation relating to the Merger. A copy of the press release is attached hereto as Exhibit 99.1. Upon completion of the planned merger, Valero will become the obligor under agreements Shamrock Logistics, L.P. has with UDS, including its Pipeline and Terminals Usage Agreement and Omnibus Agreement.

       99.1 Joint Press Release, issued on May 7, 2001 by Valero Energy Corporation and Ultramar Diamond Shamrock Corporation

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SHAMROCK LOGISTICS, L.P.



Date:  May 18, 2001                       By:  /s/Todd Walker
                                          Name:   Todd Walker
                                          Title   Secretary

                                  EXHIBIT INDEX

       99.1 Joint Press Release, issued on May 7, 2001 by Valero Energy Corporation and Ultramar Diamond Shamrock Corporation